April 26, 2011

The Bank of New York Mellon Trust Company, N.A., as Trustee and Paying Agent 111 Sander Creek Parkway East Syracuse, NY 13057 Attention: Global CorporateTrust

Re: Centene Corporation (the “Company”) 7¼% Senior Notes due 2014 (the “Notes”)

Ladies and Gentlemen:

Pursuant to the Indenture, dated as of March 22, 2007 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), a national banking association, as trustee (the “Trustee”), the Company issued the Notes in original aggregate principal amount of $175,000,000, of which $175,000,000 in aggregate principal amount of the Notes remain outstanding on this date.   Capitalized terms used herein, not otherwise defined, have the meanings given to such terms in the Indenture.

The Company hereby notifies the Trustee, pursuant to Section 3.01 of the Indenture, that, as permitted by Section 3.07 of the Indenture and Paragraph 5 of the Notes, the Company elects to redeem the remaining outstanding Notes in full, on May 27, 2011, at a redemption price equal to 103.625% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

Enclosed herewith is an Officers’ Certificate relating to the redemption, and the proposed form of notice of redemption to be given to the Holders pursuant to Section 3.03 of the Indenture.  The Company hereby requests that the Trustee give the notice of redemption in the Company’s name and at the Company’s expense by first class mail to each Holder at his or her registered address appearing on the Security Register.

If you require any additional information about this, please contact the undersigned.

Very truly yours,

Centene Corporation

By:       /s/ William N. Scheffel
Name:  William N. Scheffel
Title:    Executive Vice President, Chief Financial Officer

CENTENE CORPORATION

Officers’ Certificate

Pursuant to Sections 3.01 and 12.04 of the Indenture, dated as of March 22, 2007 (the “Indenture”), by and between Centene Corporation, a Delaware corporation (the “Company”) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”), we, William N. Scheffel, Executive Vice President and Chief Financial Officer and Keith H. Williamson, Senior Vice President, General Counsel and Secretary of the Company, certify that, in connection with the redemption by the Company (the “Redemption”) of $175,000,000 in aggregate principal amount of its 7¼% Senior Notes due 2014 (the “Notes”), we are each duly authorized to, and do hereby, deliver this certificate to the Trustee under the Indenture, and further certify that:.

Each of the undersigned hereby certify that:

1. The undersigned has read Sections 3.01 and 3.07(a) of the Indenture and Paragraph 5 of the Notes.

2. The undersigned has also examined the other provisions of the Indenture and the Notes relating to the Redemption of all of the currently outstanding Notes by the Company, and has examined the documents accompanying this certificate, including the resolutions adopted by the Company’s Board of Directors.

3. In the opinion of the undersigned, the undersigned has made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether such Redemption will comply with the applicable conditions contained in the Indenture.

4. In the opinion of the undersigned, all conditions precedent to the Redemption of the Notes that are set forth in the Indenture have been complied with.

5. The Notes shall be redeemed pursuant to Section 3.07(a) of the Indenture.

6. The Notes shall be redeemed on May 27, 2011 (the “Redemption Date”).

7. The principal amount of Notes to be redeemed is $175,000,000.

8. The redemption price for the Notes to be redeemed shall be 103.625% of the principal amount thereof plus accrued and unpaid interest, if any.  As of the Redemption Date, the redemption payout amount for the Notes equals $183,317,361, consisting of the sum of (i) $175,000,000 principal on the Notes being redeemed, (ii) accrued interest in the amount of $1,973,611, and (iii) the redemption premium in the amount of $6,343,750 (the principal balance of Notes being redeemed multiplied by 3.625%).

9. The Company hereby requests that the Trustee give the notice of redemption in the Company’s name and at the Company’s expense by first class mail to each Holder at his or her registered address appearing on the Security Registry.

Furthermore, reference is hereby made to a form of the Notice of Redemption, which is attached hereto as Exhibit A and is incorporated herein by reference.  Capitalized terms used herein, not otherwise defined, have the meanings given to such terms in the Indenture.

[Signatures on the following page]

IN WITNESS WHEREOF, the undersigned officers have executed this certificate on April 26, 2011.

Centene Corporation

By:          /s/ William N. Scheffel
Name:     William N. Scheffel
Title:	Executive Vice President and Chief Financial Officer

By:          /s/ Keith H Williamson
Name:     Keith H. Williamson
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT A

FORM OF NOTICE OF REDEMPTION

See attached.

NOTICE OF REDEMPTION

Centene Corporation
7¼% Senior Notes due 2014
CUSIP Number: 15135B AB7*

Ladies and Gentlemen:

Reference is made to that certain Indenture, dated as of March 22, 2007 (the “Indenture”), by and between Centene Corporation (the “Company”) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), as trustee (the “Trustee” or “Paying Agent”) relating to $175,000,000 aggregate principal amount of the Company’s 7¼% Senior Notes due 2014 (the “Notes”).  Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Indenture.  Pursuant to Section 3.03 of the Indenture, the Company hereby provides notice of its election to redeem all of the outstanding Notes (consisting of $175,000,000 in aggregate principal amount) effective as of May 27, 2011 (the “Redemption Date”).  The Notes are being redeemed by the Company pursuant to Section 3.07(a) of the Indenture and Paragraph 5 of the Notes.

In accordance with the Indenture, the Notes will be redeemed at a redemption price of 103.625% of the principal amount thereof, plus accrued and unpaid interest, from April 1, 2011 to, the Redemption Date (the “Redemption Price”).  As of the Redemption Date, the Redemption Price for the Notes equals $183,317,361, consisting of the sum of (i) $175,000,000 principal on the Notes being redeemed, (ii) accrued interest in the amount of $1,973,611 and (iii) the redemption premium in the amount of $6,343,750 (the principal balance of Notes being redeemed multiplied by 3.625%).  Unless the Company defaults in making payment of the Redemption Price, interest on the Notes will cease to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Notes is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Notes redeemed.

Payment of the Redemption Price and surrender of Notes for redemption will be made through the facilities of the Paying Agent.  Notes must be surrendered to the Paying Agent in order for the holder thereof to collect the Redemption Price.  Holders can inquire about the procedures for redemption of the Notes by contacting the Paying Agent at 1-312-827-8547.  The address of the Paying Agent, for mail, express delivery and hand delivery, is as follows: The Bank of New York Mellon Trust Company, N.A., Attn: Global Corporate Trust, 111 Sander Creek Parkway, East Syracuse, NY  13057.

IMPORTANT TAX INFORMATION
Please read this carefully

Investors should consult their own tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules, including applicable tax withholding, or under the laws of any state, local or foreign taxing jurisdiction or under any applicable tax treaty.

Dated: April 26, 2011	CENTENE CORPORATION

By: THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor to The Bank of New York Trust Company, N.A.), as Trustee

IRS Circular 230 Disclosure: To ensure compliance with IRS Circular 230, Investors are hereby notified that: (i) any discussion of federal tax issues in this notice was not intended or written to be relied upon, and cannot be relied upon by Investors for the purpose of avoiding penalties that may be imposed on Investors under the Internal Revenue Code; (ii) such discussion is written in connection with the promotion or marketing of the transactions or matters addressed herein; and (iii) Investors should seek advice based on their particular circumstances from an independent tax advisor.

*The CUSIP Number has been assigned to this issue by the CUSIP Service Bureau and is included solely for the convenience of the holders of the Notes. Neither the Company nor the Trustee and Paying Agent shall be responsible for the selection or use of the CUSIP Number, nor is any representation made as to its correctness on the Notes or as indicated in this notice.